UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2007

Fresh Harvest Products, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-24189	33-1130446
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

280 Madison Avenue, Suite 1005 New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (212) 889-5904
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 1.02 Other Events.

On May 11, 2007, Fresh Harvest Products, Inc. (the ‘‘Company’’) issued a press release announcing that its common stock was approved for trading on the OTC Bulletin Board. The Company was informed by Pennaluna & Company, Inc., the broker-dealer firm that submitted the application to the National Association of Securities Dealers to have the common stock quoted on the OTC Bulletin Board, that said application had been approved. The common stock commenced being quoted on the OTC Bulletin Board on May 8, 2007 under the symbol “FRHV”.  The May 11, 2007, press release is attached hereto as an exhibit and incorporated by reference hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number

Description

99.1

May 11, 2007 Press Release.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Harvest Products, Inc.

Date: May 16, 2007	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Chairman of the Board of Directors